UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2011

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West Seventh Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

AZZ incorporated (“AZZ”) announced that after 12 years of dedicated service to AZZ, John V. Petro, Senior Vice President of the Electrical and Industrial Products Segment of AZZ (the “Electrical Segment”) retired from his position as Senior Vice President as of April 15, 2011.

AZZ has appointed Darren Caldwell, age 44, to assume all such responsibilities for the management of the day to day operations of the Electrical Segment.  Since May 17, 2010, Mr. Caldwell has served as Vice President of Operations for the Electrical Segment.  Previously, Mr. Caldwell served as Vice President of Global Service Manufacturing and Supply Chain Management and General Manager of North American Service for Siemens Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 4/18/2011	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer